UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2021

Cadence Bancorporation

(Exact name of registrant as specified in its charter)

Delaware	001-38058	47-1329858
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard, Suite 3800 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 871-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CADE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On August 30, 2021, Cadence Bancorporation, a Delaware corporation, the parent company of Cadence Bank, N.A. (together, “Cadence”) issued a press release announcing that it entered into separate consent orders with the U.S. Department of Justice (“DOJ”) and the Office of the Comptroller of the Currency (“OCC”) to resolve historical allegations that Cadence violated fair lending laws in Houston, Texas. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.  Under the OCC’s consent order, Cadence will pay a civil money penalty in the amount of $3 million to the U.S. Department of the Treasury. In exchange, the OCC will release and discharge Cadence from all potential liability for a civil money penalty order that has been or might have been asserted by the OCC based on the violations described in the consent order to the limited extent described therein. Under the DOJ’s consent order, Cadence will, among other things, implement a mutually agreed upon Fair Lending Plan, invest $4.17 million in a loan subsidy fund to increase credit opportunities to residents of majority-Black and Hispanic neighborhoods and will devote $1.38 million toward advertising, community outreach, and credit repair and education. Cadence will also open one full-service branch to serve the banking and credit needs of residents in a majority-Black and Hispanic neighborhood in Houston. In addition, Cadence will employ a director of community lending and development who will oversee these efforts and work in close consultation with Cadence’s leadership.  The DOJ consent order must be approved by the United States District Court for the Northern District of Georgia, and once entered by the court will resolve all claims by the DOJ against Cadence.

The information in this Report is being furnished pursuant to Item 7.01 Regulation FD Disclosure. In accordance with General Instruction B.2 of Form 8-K, the information in this Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 30, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended with respect to Cadence Bancorporation’s and Cadence Bank’s (together, “Cadence”) beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information but instead pertain to future operations, strategies, financial results or other developments.  These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

BancorpSouth Bank and Cadence caution readers not to place undue reliance on the forward-looking statements contained in this communication, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of BancorpSouth Bank and Cadence.  The factors that could cause actual results to differ materially include the following:  the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BancorpSouth Bank and Cadence; the outcome of any legal proceedings that have been or may be instituted against BancorpSouth Bank or Cadence; the possibility that the proposed transaction will not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of BancorpSouth Bank and Cadence to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BancorpSouth Bank and Cadence do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Cadence’s operations and those of BancorpSouth Bank; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; BancorpSouth Bank and Cadence’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by BancorpSouth Bank’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of BancorpSouth Bank and Cadence; and the other factors discussed in “Risk Factors” in BancorpSouth Bank’s Annual Report on Form 10-K for the year ended December 31, 2020, BancorpSouth Bank’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 and BancorpSouth Bank’s other filings with the Federal Deposit Insurance Corporation (the “FDIC”), which are available at https://www.fdic.gov/ and in the “Investor Relations” section of BancorpSouth Bank’s website, https://www.bancorpsouth.com/, under the heading “Public Filings,” and in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2020, Cadence’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 and in Cadence’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “Investor Relations” section of Cadence’s website, https://cadencebank.com/, under the heading “SEC Filings.”  BancorpSouth Bank and Cadence assume no obligation to update the information in this communication, except as otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE BANCORPORATION

	By:	/s/ Jerry W. Powell
Name: Jerry W. Powell
Title: Executive Vice President, General Counsel and Secretary
Date: August 30, 2021